UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 1, 2007

SPIRIT FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	01-32386	20-0175773
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

14631 N. Scottsdale Road, Suite 200
Scottsdale, Arizona 85254
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2007, the board of directors of Spirit Finance Corporation (the “Company”) amended the Company’s bylaws to change the month in which the annual meeting of the Company’s stockholders must be held from June to July of each year.  A copy of the bylaws, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

3.1                                                         Bylaws of Spirit Finance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION

Date: June 4, 2007	By:	/s/ Catherine Long
Catherine Long,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of Spirit Finance Corporation.